Exhibit 10.34
AMENDMENT NO. 1 TO
LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Loan and Security Agreement (“Amendment No. 1”) is made effective as of March 10, 2023 (the “Amendment Date”) by and among Structural Capital Investments III, LP, Structural Capital Investments IV, LP, Avenue Sustainable Solutions Fund, L.P., and Series PCI Grove series of Structural Capital Primary Co-Investment Fund, LLC (collectively, together with any other party now or hereafter a lender hereunder, “Lenders” and each a “Lender”), Ocean II PLO LLC, a California limited liability company, as administrative and collateral agent for Lenders (“Agent”), Grove Collaborative Holdings, Inc., a Delaware public benefit corporation (“Holdings”), and Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove”, and together with Holdings, each a “Borrower” and together, “Borrowers”).

Recitals

WHEREAS, on December 21, 2022, Borrowers, Lenders and Agent entered into that certain Loan and Security Agreement, which together with all exhibits, schedules, documents and agreement attached thereto and required thereby is referred to herein as the “Loan Agreement”; and

WHEREAS, Borrowers, Agent and Lenders desire to modify and amend of certain of the terms and conditions of the Loan Documents as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and without limiting or amending any other provisions of the Loan Agreement, the parties hereby agree to modify the Loan Agreement and to perform such other covenants and conditions as follows:

I.Amendments to Loan Agreement.

(a)Exhibit A. Exhibit A to the Loan Agreement is hereby amended to revise clause (f) of the definition of Excluded Assets to read in its entirety as follows:

“(f) rights in respect of directors and officer’s liability insurance and similar insurance; and”

(b)Section 6.8. Section 6.8 (c), subclause (b) of the Loan Agreement is hereby amended to read in its entirety as follows:

“(b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under any such casualty policy or under any business interruption policy (other than on account of Approved ABL Collateral) shall, at the option of Agent, be payable to the Lenders on account of the Obligations.”

(c)Section 9.5. For purposes of clause (c) of Section 9.5 of the Loan Agreement, business interruption insurance shall be deemed to be discussed in Section 6.8 of the Loan Agreement.

II.Conditions Precedent to the Effectiveness to Amendment No. 1.
The effectiveness of this Amendment No. 1 is subject to the fulfillment of each and every of the following conditions precedent in form and substance satisfactory to the Agent in its sole discretion:

(a)This Amendment No. 1 shall have been duly executed and delivered by Borrowers.

(b)Borrowers shall pay all Lender’s Expenses for the preparation and negotiation of this Amendment No. 1 (including without limitation all reasonable attorneys’ fees) in the amount of $5,000.

(c)Such other documents, and completion of such other matters, as Agent may deem necessary or appropriate.

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Grove Amendment No. 1

Exhibit 10.34

III.Additional and Terms and Conditions.

(a)Representations and Warranties of Borrowers. Borrowers represent, warrant and covenant to Agent and Lenders as of the date hereof as follows:

(i)This Amendment No. 1 has been duly executed and delivered by the Borrowers and each applicable Loan Party and constitutes legal, valid and binding obligations of the applicable Loan Party, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principal of equity.

(ii)The execution, delivery and performance by Borrowers of this Amendment No. 1 and any other agreements or instruments required hereunder (x) have been duly authorized, and are not in conflict with nor constitute a breach of any provision of the Borrowers’ organizational documents and (y) do not (1) require any authorization, consent or approval by any Governmental Authority, in each case other than has already been obtained or given will have been obtained or given prior to the time when required, (2) conflict with or result in a breach of any law or regulation, order, writ, injunction or decree of any court or Governmental Authority, except where such conflict or resulting breach would not reasonably be expected to cause a Material Adverse Effect, or
(3) require the approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrowers or of any other Person under any material agreement, contract, lease or license or similar document or instrument to which any Loan Party is a party or by which any Loan Party is bound.

(b)No Waiver. No course of dealing on the part of Agent or any Lender or any employees, officers or directors of any of the foregoing, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Any failure of Agent or of any Lender at any time to require strict performance by Borrowers of any provision shall not affect any right of Agent or Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

(c)Delivery of Business Interruption Insurance. Within thirty (30) days of the date of Amendment No. 1 (or such later date agreed by Agent in writing), Borrowers shall deliver policies of business interruption insurance containing a lender’s loss payable endorsement, in a form reasonably satisfactory to Agent, showing Agent for itself and the benefit of the Lenders as an additional loss payee thereof, and shall specify that the insurer must give at least thirty (30) days’ notice to Agent before canceling its policy for any reason (except for nonpayment, which shall be ten (10) days prior notice). Each Borrower shall promptly deliver to Agent, upon its request, its current copy of such policies of insurance, evidence of the payments of all premiums therefor and insurance certificates and, subject to the first sentence of this Section (d) related endorsements thereto, it being understood that any time there is a change or renewal of such insurance, it is such Borrower’s obligation to promptly deliver such materials to Agent. Failure at any time to timely perform any or all of the covenants in this Section (d), shall be an Event of Default under Section
8.3 of the Loan Agreement.

IV.Integration Clause.

The Loan Agreement, as amended by this is Amendment No. 1, and each of the other Loan Documents dated as amended, taken together constitute and contain the entire agreement among Borrowers, Agent and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. NONE OF THE LOAN AGREEMENT OR THIS AMENDMENT NO. 1 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY THE AGENT, THE REQUIRED LENDERS AND BORROWER IN ACCORDANCE WITH THE LOAN AGREEMENT. Each provision hereof shall be severable from every other provision when determining its legal enforceability under this Amendment No. 1 and the Loan Agreement, as amended by this Amendment No. 1, may be enforced to the maximum extent permitted under applicable law. This Amendment No. 1 shall be binding upon, and inure to the benefit of, each party’s respective

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Grove Amendment No. 1

Exhibit 10.34

permitted successors and assigns. This Amendment No. 1 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document. In the event of any contradiction or inconsistency among the terms and conditions of this Amendment No. 1 or the Loan Agreement the terms and conditions of this Amendment No. 1 shall prevail.

V.Notice Provisions.

Agent hereby notifies Borrowers that Agent’s information for Notices under Section 11.1 of the Loan Agreement is hereby updated as follows:

Ocean II PLO LLC
800 Menlo Avenue, Suite 210 Menlo Park, CA 94025
Attn: Kai Tse
EMAIL: [*****]

VI.Miscellaneous.

Unless otherwise defined, all initially capitalized terms in this Amendment No. 1 shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment No. 1 shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. Except as amended hereby, the Loan Agreement remains unmodified and unchanged. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Amendment No. 1 and any amendments or waivers hereto, to the extent signed and delivered by means of facsimile, photocopy, scan by e-mail delivery of a “.pdf” format data file, or any electronic signature valid under the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001, et. seq such as DocuSign shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of signature delivered or provided in that manner as a defense to the formation of a contract and each party hereto forever waives any such defense.

[Remainder of the page intentionally left blank. Signature page to follow.]

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Grove Amendment No. 1

In Witness Whereof, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written.
BORROWERS:

Grove Collaborative Holdings, Inc.,
a Delaware public benefit corporation

By:    /s/ Stuart Landesberg
Name: Stuart Landesberg
Title: Chief Executive Officer and President

Grove Collaborative, Inc.,
a Delaware public benefit corporation

By:    /s/ Stuart Landesberg
Name: Stuart Landesberg
Title: Chief Executive Officer and President

Grove Amendment No. 1

In Witness Whereof, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written.

LENDERS:

STRUCTURAL CAPITAL INVESTMENTS III, LP
a Delaware limited partnership

By:    Structural Capital GP III, LLC,
a Delaware limited liability company, its General Partner

By: /s/ Kai Tse
Name: Kai Tse
Title: Managing Member

STRUCTURAL CAPITAL INVESTMENTS IV, LP,
a Delaware limited partnership

By:    Structural Capital GP IV, LLC
a Delaware limited liability company its General Partner

By: /s/ Kai Tse
Name: Kai Tse
Title: Managing Member

SERIES PCI GROVE, A SERIES OF STRUCTURAL CAPITAL PRIMARY CO-INVESTMENT FUND, LLC,
a Delaware series limited liability company

By:    Structural Capital GP III, LLC,
a Delaware limited liability company, its Manager

By: /s/ Kai Tse
Name: Kai Tse
Title: Managing Member

Grove Amendment No. 1

LENDERS (CONT):

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.,
a Delaware limited partnership

By:    Avenue Sustainable Solutions Partners, LLC, its General Partner

By:    GL Sustainable Solutions Partners, LLC, its Managing Member

By: /s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

Grove Amendment No. 1

In Witness Whereof, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written.

AGENT:

OCEAN II PLO LLC,
a California limited liability company

By: Structural Capital Management Company II, LP,
a Delaware limited partnership, its Manager

By:    Structural Capital GP, LLC,
a Delaware limited liability company, its General Partner

By: /s/ Kai Tse
Name: Kai Tse
Title:    Managing Member

Grove Amendment No. 1